Exhibit 10.18
                                 LEASE AGREEMENT
                                 ---------------

      THIS LEASE AGREEMENT (this "Lease") is made this 22nd day of May, 2003, by and between, JAD ASSOCIATES, LLC, a Pennsylvania limited liability company ("Landlord"), and RADO ENTERPRISES, INC., a Pennsylvania corporation ("Tenant").

                                   Background
                                   ----------

      As more fully set forth herein, Landlord desires to lease the Premises (as defined below) to Tenant, and Tenant desires to lease the Premises (as defined below) from Landlord.

                                    Agreement
                                    ---------

      Intending to be legally bound, Landlord and Tenant hereby agree as follows:

      1. Premises; Term; Renewal

         (a) Landlord hereby lets and demises to Tenant, and Tenant does hereby hire and lease from Landlord for the term and upon the terms, conditions and covenants set forth herein, all that certain piece or parcel of land and the buildings and other improvements thereon, known as Columbia County Industrial Park, 20 Industrial Drive, Bloomsburg, Pennsylvania 17815 (referred to hereinafter as the "Premises"), as more fully described in Exhibit "A" hereto.

         (b) Subject to the Extension Options described in subsection (c) of this Section 1, the term of this Lease shall commence on the date hereof (the "Commencement Date") and expire at midnight on May 21, 2008 (the "Termination Date").

         (c) Tenant shall have the option, in its sole discretion, to extend the term of this Lease for up to three additional terms of five (5) years each ("Extension Option"). The first Extension Option shall commence on May 22, 2008 and extend through May 21, 2013, the second Extension Option shall commence on May 22, 2013 and extend through May 21, 2018, and the third Extension Option shall commence on May 22, 2018 and extend through May 21, 2023. Tenant shall exercise any such Extension Option, in writing, no later than ninety (90) days prior to the end of the initial term hereof or the end of any particular Extension Option hereof, as the case may be. If Tenant exercises any such Extension Option, then the Termination Date of this Lease shall be extended until the end of any such five year Extension Option. All of the terms, covenants and conditions of this Lease shall equally pertain in all respects to any extension or extensions of the term of this Lease.

         (d) Subject to the representations, covenants and warranties of Landlord herein, Tenant is accepting the Premises in the condition as it exists on the date of this Lease.

      2. Rent.

         (a) The annual rent due hereunder  shall be at the rate as described on
Schedule 1 attached hereto. Commencing on the Commencement Date and on the first day of each month thereafter during the term hereof, Tenant shall pay to Landlord, in advance, monthly installments of the rent described on Schedule 1. Every installment of rent shall be payable at 111 Presidential Boulevard, Suite 240, Bala Cynwyd, PA 19004, or to any other party at such other address as Landlord shall specify.

         (b) If the term does not begin on the first day and/or end on the last day of a month, the rent for that partial month shall be prorated by multiplying the monthly rent by a fraction, the numerator of which is the number of days of the partial month included in the term and the denominator of which is the total number of days in the month.

      3. Real Estate Taxes/Utilities.

         (a) Tenant shall remit prior to delinquency all real estate taxes assessed or levied against the Premises during the term of this Lease and shall promptly send landlord proof of payment thereof. Landlord shall provide Tenant with a statement of real estate taxes, notices and assessments with respect to the Premises.

         (b) Tenant shall pay all charges for gas, electricity, water and sewer rents and service charges, telephone and communication services and other utility services used, rendered or consumed by Tenant upon the Premises. All such utilities shall be in the name of Tenant.

      4. Tenant's Use. The Premises may be used for operating a mechanical contracting business or for any other lawful business use.

      5. Compliance with Laws; Governmental Regulations.

         (a) As of the Commencement Date, Landlord has received no notice of violation any applicable laws, ordinances, rules and regulations of governmental authorities, or if any such notice has been delivered to Landlord, Landlord has corrected such violation.

         (b) Tenant shall through-out the term of this Lease, at Tenan's sole cost and expense, promptly comply with all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal governments, and notices, orders, rules and regulations of the National Board of Fire Underwriters, or any other body now or hereafter constituted exercising similar functions, relating to all or any part of the Premises, or to the use or manner of use of the Premises or to the sidewalks, parking areas, curbs and access ways adjoining the Premises; provided, however, the Tenant's obligations hereunder shall be limited to those applicable to the manner in which it conducts its business on the Premises generally.

         (c) Notwithstanding the provisions of Section 5.b above, Landlord, and not Tenant shall be responsible to make all repairs necessary to maintain the structural stability of the buildings on the Premises and to the roof of the buildings on the Premises, or which are required to effect compliance of the roof and structural portions of the buildings with any laws or ordinances, and any notices, orders, rules, regulations and requirements of all federal, state and municipal governments, and notices, orders, rules and regulations of the National Board of Fire Underwriters (or any other body now or hereafter constituted exercising similar functions).

         (d) Unless such observance or compliance shall be an express obligation of Tenant hereunder, Landlord shall throughout the term of this Lease, at

Landlord's sole cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules and regulations of any federal, state, county and municipal government and of all other governmental authorities having or claiming jurisdiction over the Premises.

      6. Insurance

         (a) Tenant shall maintain at Tenant's own cost and expense throughout the term of this Lease insurance against claims for personal injury (including death) and property damage arising from occurrences on, in or about the Premises, with broad form contractual liability coverage, under a policy or policies of comprehensive liability coverage or commercial general liability insurance, with limits not less than $2,000,000 annual aggregate for the Premises.

         (b) Landlord, at Landlord's sole cost and expense, shall maintain and keep in effect throughout the term of the Lease insurance against loss or damage to the buildings and all other improvements now or hereafter located in the Premises by fire and all other casualties as may be included in forms of all risk insurance from time to time commonly available in the Commonwealth of Pennsylvania, in an amount equal to the full insurance replacement value (without depreciation) of the Premises.

         (c) Landlord and Tenant hereby release each other and the other's partners, agents, and employees, to the extent of each party's insurance coverage, from any and all liability or responsibility to the other or anyone claiming through or under it or them by way of subrogation or otherwise, for any loss or damage occasioned to the Landlord or the Tenant, as the case may be, or to their respective property, as a result of fire or other casualty, even if such loss or damage shall have been caused by default or negligence of the other party or anyone for whom such party may be responsible. The foregoing release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the appropriate insured party obtaining such waiver agrees to pay the amount of such additional premium.

         (d) Tenant may carry any insurance required by this Section 6 under a blanket policy applicable to the Premises for the risks and in the amounts required pursuant to this Section 6.

      7. Environmental Warranties and Representations of Landlord.

         (a) Representations as to Environmental Issues. Landlord represents and warrants to Tenant that at all times prior to and up to and including the date of execution of this Lease, that all activities of Landlord and, to Landlord's knowledge, all predecessors in interest, have occupied the Premises and conducted activities upon such Premises in compliance with federal, state and local statutes, ordinances, regulation and orders relating to the protection of the environment or public health and safety, including without limitation, those concerning (a) those activities, (b) operation, maintenance, report or construction of any improvements or equipment or other personal property, (c) discharges, emissions, releases or threatened releases of any kind to the air, soil, surface water, or groundwater, and (d) storage, transportation, treatment, disposal or handling of any materials, including waste water or Hazardous Substances (as hereinafter defined), at or connected with any activity at the Property ("Environmental Laws"). For purposes of this Lease, "Hazardous Substances" includes materials that are or contain "hazardous substances", "hazardous waste", "hazardous materials,", "toxic substances" or "regulated substances", as defined pursuant to any Environmental Law.

         (b) Landlord represents and warrants that to the best of its knowledge, after due investigation, there is no asbestos in the Premises. If any asbestos shall be discovered or revealed at any time during the term, Landlord shall at its sole cost and expense either remove, safely encapsulate, or implement an operations and maintenance program for such asbestos, in compliance with (il) all applicable laws, and (ii) recommendations of an expert retained by Landlord at its expense, reasonably acceptable to Tenant.

         (c) Site Contamination. Neither Landlord nor, to Landlord's knowledge, any other party, has discharged, released, leaked, spilled, emitted or disposed of any Hazardous Substance in, or over, or under, the Premises. No Hazardous Substance is present on, in, over, or under, or is migrating from such real property in such a manner as may require remediation under any Environmental Law or, to Landlord's knowledge, is present on, over or under any premises adjacent to the Premises.

         (d) NPL and CERCLIS. Neither the Premises nor, to Landlord's knowledge, any adjacent premises is listed or proposed for listing on the National Priorities List ("NPL") or the Comprehensive Environmental Response Compensation and Liability Information System ("CERCLIS") list established pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
S. 9601 et seq ("CERCLA"), or any other hazardous site list promulgated by any federal, state or local governmental authority.

         (e) Liens. There is no lien imposed or, to Landlord's knowledge, any circumstance that is reasonably likely to lead to the imposition of a lien upon the Premises pursuant to any Environmental Law.

         (f) Other Hazardous or Toxic Materials. No polychlorinated biphenyls or substances containing polychlorinated, biphenyls, no asbestos or materials containing asbestos, and no storage tanks are present under, over, or on the Premises.

         (g) Governmental Notices and Permits.

              (1) Landlord has not been notified by any governmental authority of any violation by Landlord of or any investigation under any Environmental Law of or any investigation under any Environmental Law or of any potential liability of any person of entity regarding the Premises or activities thereon relating to the presence of Hazardous Substances or waste of any kind on, over, under, migrating from or affecting such Premises.

              (2) Landlord has obtained all registrations with, licenses from, and permits or approvals, including amendments thereto, issued by governmental agencies pursuant to Environmental Laws which are required in connection with the Premises (collectively "Permits"). All such Permits are in full force and effect. Landlord will assist Tenant in giving notice to applicable governmental authorities and in transferring or reissuing to Tenant any new Permits necessary to continue operations at the Premises, or in obtaining for Tenant any new Permits required of tenant under any Environmental Law.

         (h) Waste Disposal Sites. There are no facilities to which Hazardous Substances or waste of any kind have been sent by or on behalf of Landlord for handling, treatment, storage or disposal of any kind or use, or to which any third party under contract or other arrangement with Landlord has sent Hazardous Substances or waste of any kind received from Landlord for handling, treatment, storage or disposal.

         (i) Indemnification. Landlord hereby agrees to indemnify and to hold harmless Tenant, as well as Tenants officers, directors, shareholders, employees, attorneys, or agents, of, from and against any and all expense, loss or liability suffered or incurred by any of them by reason of Landlord's breach of any of the representations and warranties set forth in this Section 7, and, in addition thereto, of, from and against (i) any and all expenses that any of them may incur in complying with any Environmental Laws, or (ii) any and all costs that any of them may incur in studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of any Hazardous Substance or waste at or from the Premises, or (iii) any and all costs for which any of them may be liable to any governmental agency for studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of a Hazardous Substance or waste water at or from the Premises, or (iv) any and all legal fees and costs incurred by any of them in connection with any of the foregoing. This subsection (i) shall not apply, however, to any such expenses, losses, or liabilities that are solely a result of Tenant's violation of any Environmental Laws in connection with its operation and activities on the Premises. The indemnification obligations of Landlord set forth in this subsection (i) shall survive the termination or expiration of this Lease for any reason whatsoever, and shall be fully enforceable and binding against and upon Landlord following any such expiration or termination.

      8. Maintenance and Repair.

         (a) Except at otherwise provided herein, Tenant, at its own cost and expense, shall keep the interior of the Premises and all improvements made by Tenant in good order and shall be responsible for the full cost of the repair to any such item, unless the repair is necessitated by damage for which Landlord is responsible under (b) below.

         (b) Landlord shall keep in good order, condition and repair, and shall replace when necessary the structural portions of the Premises, the roof and roof membrane, foundations, appurtenances, heating, ventilation and air conditioning equipment, electrical systems, plumbing systems, lighting, storm drainage and other mechanical systems of the Premises, exterior walls and windows of the Premises and utility and sewer pipes serving the Premises. Landlord shall be responsible for repairing any damage to the Premises caused by leaks in the roof, bursting pipes (by freezing or otherwise) or by defects in the Premises. Tenant shall keep all adjoining sidewalks in a neat and clean condition and promptly remove all dirt, trash, snow and ice therefrom. Tenant shall keep all common areas of the Premises neat and clean and in good order and repair.

         (c) Landlord, Landlord's agents and employees, shall have the right to enter the Premises at any reasonable times for the purpose of making repairs necessary for the preservation of the Premises or otherwise perform Landlord's obligations under this Lease. Landlord shall make a reasonable effort to effect such repairs and perform such obligations with a minimum of interference to the Premises and the business conducted therein, and, when practicable, all work shall be done after Tenant's business hours unless Tenant shall otherwise direct.

      9. Fire or Other Casualty. Tenant shall give Landlord prompt notice of any material fire or casualty occurring on or to the Premises. If any part of the Premises is damaged or destroyed by fire or other casualty, the rent shall be apportioned and suspended until the Premises are restored, taking into account the proportion of the Premises rendered untenantable. Promptly following such damage or destruction, (a) if the damage or destruction is total or constitutes a major structural injury to the building or the Premises, then either party may, at its option, terminate this Lease by giving written notice to the other, in which event this Lease shall terminate on the date of such damage or destruction with the same effect as if the full term had expired on that date;
(b) if the damage or destruction is not total or does not constitute a major structural injury to the building or Landlord does not elect to terminate as permitted in this Section 9, Landlord shall, as soon as practicable, undertake restoration and repair work necessary to restore the Premises to the same condition as existed prior to the damage or destruction as nearly as reasonable. Notwithstanding anything to the contrary contained herein, but without limitation to Tenant's rights, if such restoration or repair is not complete within fifteen(15) days after the casualty occurs, Tenant shall have the right, upon written notice to Landlord, to terminate this Lease, in which event, this Lease shall terminate on the date of such damage or destruction with the same effect as if the full Term had expired on that date.

      10. Alterations and Additions; Tenant's Equipment and Fixtures.

         (a) Tenant shall not make any interior or exterior structural alterations or additions to the Premises other than minor non-structural alterations or improvements or install, rearrange or add to any electric, gas, water or other similar utility lines without first securing Landlord's prior written approval, which consent shall not be unreasonably withheld, delayed or conditioned. In requesting approval for any structural alterations, Tenant shall furnish Landlord with plans and specifications, in reasonable detail for such work, and any work approved by Landlord shall be done in accordance with such plans and specifications. Any improvements, alterations and additions shall be executed by Tenant in a good and workmanlike manner. Notwithstanding the foregoing, Tenant shall have the right to make non-structural alterations to the Premises without first obtaining Landlord's prior written consent, provided that the cost of each such alteration shall not exceed $50,000. All alterations additions and improvements to the realty shall be a part of the Premises and become the property of the Landlord.

         (b) All items of Tenant's equipment, machinery and personal property not affixed to the Premises shall remain the property of Tenant. Tenant shall have the right to install trade fixtures required by Tenant, to remove any and all such trade fixtures from time to time, and Tenant shall remove all such trade fixtures (whether installed during or before the term of this Lease) before expiration or termination of this Lease. Tenant shall repair and restore any damage or injury to the Premises caused by the installation and/or removal of any such trade fixtures.

      11. Liens. Landlord warrants and represents to Tenant that the Premises are not affected by any liens, encumbrances or restrictions that would interfere with Tenant's use of the Premises. Tenant shall not suffer or permit any mechanics liens to be filed against the fee of the Premises or Tenant's leasehold interest therein because of work, services or materials supplied or claimed to have been supplied to Tenant or anyone through or under Tenant. Tenant shall not suffer or permit any lien for services furnished thereto or any public improvements benefiting the Premises. Tenant agrees to indemnify and save Landlord harmless from nay liability, claim, demand, judgment, lien, violation, suits, costs and expenses, including reasonable attorney's fees, arising in any manner from work performed in the Premises by or at the discretion of Tenant or anyone holding all or part of the Premises through or under Tenant.

      12. Condemnation.

         (a) If the entire Premises are taken by eminent domain, or purchased in lieu thereof(hereafter called "condemnation"), this Lease will terminate on the date that possession of the Premises is taken by the condemning authority.

         (b) If a portion of the Premises less than the whole is condemned, provided the remainder continues in Tenant's judgment to be suitable for the business of Tenant, this Lease shall terminate only for the part taken, and otherwise shall continue in full force and effect for the remaining portion of the Premises with an abatement of rent in the same proportion as to the square feet of leased space so taken or condemned.

         (c) In the event of either a partial or entire taking, Landlord reserves to itself the full amount of any award or compensation attributable in whole or in part to the fair market value of the Premises, or to the value of Tenant's Leasehold interest in the Premises. Notwithstanding the foregoing, however, Landlord does not reserve, and Tenant does not waive in favor of Landlord, and may make a claim and receive from the condemning authority any compensation attributable to Tenant's own machinery and equipment or for any moving expenses for which Tenant may be entitled to compensation under law.

         (d) If the condemnor should take only the right to possession for the duration of any emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration of sooner termination of this Lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. If the amounts payable hereunder by the condemnor are paid in monthly installments, Landlord shall apply the amount of such installments, or as much thereof as may be necessary for the purpose, toward the amount of rent due from Tenant as rent for that period, and Tenant shall pay to Landlord any deficiency between the monthly amount thus paid by the condemnor and the amount of rent.

      13. Indemnification of Landlord. Subject to Section 6(c), Tenant hereby indemnifies, and shall pay, protect and hold Landlord harmless from and against all liabilities, loses, claims, demands, costs, expenses (including reasonable attorneys' fees and expenses) and judgments of any nature arising, or alleged to arise, from or in connection with (a) any injury to, or the death of, any person or loss or damage to property on or about the Premises arising from or connected with the possession, use, condition, occupancy, maintenance or repair of the Premises but only to the extent caused by the negligence of Tenant or its agents, or (b) any violation, or alleged violation by Tenant of this Lease or of any legal requirements.

      14. Indemnification of Tenant. Subject to Section 6(c), Landlord hereby indemnifies, and shall pay, protect and hold Tenant harmless from and against all liabilities, losses, claims, demands, costs, expenses (including reasonable attorney's fees and expenses) and judgments of any nature arising, or alleged to arise, from or in connection with (a) any injury to, or the death of, any person or loss or damage to property on or about the Premises or any adjoining property arising from or connected with the ownership, possession, use, condition, design, occupancy, constructions, maintenance, repair or rebuilding of the Premises or any adjoining property, unless such injury or damage is caused by the negligence of Tenant or its agents, or (b) any violation, or alleged violation, by Landlord of this Lease or of any legal requirements.

      15. Default by Tenant. The occurrence of any one of the following shall constitute an event of default ("Event of Default") by Tenant:

         (a) The abandonment of the Premises by Tenant.

         (b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder within seven (7) days after receipt of written notice from Landlord that the same is due, except that such notice need not be given in more than two(2) instances in any twelve (12) month period.

         (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant within thirty(30) days after written notice thereof from Landlord; provided, however, that if the nature of such failure is such that it cannot reasonably be cured within such thirty(30) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence to cure the failure and, thereafter, diligently prosecute the same to completion. As a condition of its effectiveness, notice by Landlord shall state with specifically the provisions of this Lease alleged to be breached and the act or acts of Tenant acceptable o Landlord as a cure thereof.


         (d) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within ninety(90) days);

the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty(30) days; or the attachment, levy, execution or other judicial seizure of substantially all of Tenant's assets locate at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

      16. Landlord's Remedies. Upon the occurrence of an Event of Default by Tenant, at anytime thereafter, with or without notice or demand and without limiting the Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

         (a) Accelerate the whole or any part of the Rent and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the Term. Such amount if so accelerated shall, in addition to any Rent already due and payable, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerate Rent and other charges, payments, costs and expenses were on that date payable in advance.

         (b) Reenter the Premises and remove all persons and all or any property therefrom, either by summary disposes proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and reposses and enjoy the Premises, together with all other installations of Tenant. Upon recovering possession of the Premises by reason of or based upon or arising out of a Default on the part of the Tenant, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises; and relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best. Upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any amounts other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of obtaining possession of and reletting the Premises, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by landlord and applied in payment of future Rent as it may become due and payable hereunder. If such rentals received rom such relating during any month shall be less than that paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such election be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous Default. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant's and Tenant's successors' and assigns' agent to collect the rents due and to become due under all subleases of the Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder.

         (c) To terminate this Lease and the Term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damaged with respect to the unexpired portion of the Term in an amount equal to the amount of the Rent reserved for the balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to paid by Tenant for such period, all discounted at the rate of six percent(6%) per annum to their then present worth, less the fair rental value of the Premises for the balance of the Term, also discounted at the rate of six percent(6%) per annum to its them present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.

         (d) In the event of a breach of threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for.

         (e) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other night or remedy given herein or now or Hereafter existing at law or in equity or by statute, subject however, to legal and equitable principles limiting the exercise of duplicative remedies.

         (f) If permitted by applicable law, Tenant expressly waives:

              (i) The benefit of all laws, now or hereafter in force, exempting any goods on the Premises or elsewhere from levy or sale in any legal proceeding taking by Landlord to enforce any rights under this Lease;

              (ii) The right to delay execution on any real estate that may be levied upon to collect any amount that may become due under the terms and conditions of this Lease and any right to have the same appraised; and

              (iii)The right to three (3) months' notice and/or fifteen (15) or thirty (30) days' notice required under certain circumstances by the Landlord and Tenant Act of 1951, and Tenant hereby agrees that five (5) days' notice shall be sufficient in either or any such case.

         (g) For the purpose of calculating the "accelerated Rent" payable under paragraph (a) of this Section and the "Rent reserved for the balance of the Term" for the purposes of paragraph (c) of of this Section of this Lease (but without discounting as provided therein), the amount payable by Tenant for real property taxes for the balance of the Term shall be equal to the sum of the highest amount paid or payable by Tenant in any calendar year for real property taxes multiplied by the number of calendar years (including any fractional calendar year) remaining in the Term.

         (h) Attorneys' Fees. In the event of any default by Tenant of any of its obligations under this Lease, Tenant shall immediately pay to Landlord, upon demand, an amount equal to all reasonable attorneys' fees and court costs incurred by Landlord in enforcing its rights and remedies under this Lease, whether or not an administrative and/or judicial action is commenced by Landlord against Tenant by reason of such default.

         (i) Curing Tenant's Defaults. If Tenant shall be in default of any of its obligations under this Lease, Landlord may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity or under this Lease, cure such default on behalf of Tenant, and Tenant shall reimburse Landlord upon demand for any reasonable sums paid or cost incurred by Landlord in curing such default, together with interest at the Interest Rate from the respective dates of Landlord's making of the payments and incurring of the costs, on all sums advanced by Landlord as aforesaid, which sums and costs together with interest thereon shall be deemed Additional Rent payable under this Lease.

         (j) Waiver of Breach. The waiver by Landlord or Tenant of any breach of any term, covenant or conditions contained in this Lease, shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained in this Lease.

         (k) Effect of Default on Purchase Options. In the event of an Event of Default by Tenant under this Lease, the Right of First Refusal shall immediately terminate upon the occurrence of such Event of Default and thereafter shall be of no further force and effect, and the parties hereto shall thereafter have no further rights or obligations under Section 28 of this Lease.

      17. Subordination.

         (a) This Lease and all of the terms, covenants and conditions hereof is and shall be subject and subordinate to any existing mortgage or mortgages affecting the Premises. The foregoing notwithstanding, Landlord shall cooperate in obtaining a nondisturbance agreement, in form reasonably satisfactory to Tenant, from any existing mortgagee in favor of Tenant. Landlord agrees that the subordination of this Lease to any future mortgage and Tenant's obligation to attorn to any future mortgage shall be conditioned upon any such mortgagee agreeing not to disturb Tenant's use and occupancy of the Premises and to recognize Tenant's rights under this Lease, so long as Tenant is not in default hereunder.

         (b) As a condition of the subordination set forth in (a) above, such mortgage shall contain a covenant binding upon the holder thereof, or a separate agreement which shall be entered into with Tenant and the holders of the mortgage to be recorded with such mortgage or other security agreement, to the effect that:

              (i) So long as Tenant observes the terms of this Lease, its rights of possession to the Premises under the terms and provisions of the Lease will not be affected or disturbed by the mortgage or other security agreement for the bond or note or debt secured thereby:

              (ii) If the mortgagee or owner comes into possession of the Premises by foreclosure or otherwise, this Lease shall continue in effect and shall not be terminated by any such proceeding;

              (iii) If the Premises are sold or otherwise disposed of pursuant to any right or power contained in the mortgage or other security agreement or the bond or note secured thereby, or as a result of proceedings thereon, the purchaser shall take title subject to this Lease and all the rights of Tenant hereunder;

              (iv) In the event the buildings and improvements on the Premises are damaged by fire or other casualty, for which loss the proceeds payable under the insurance policy or policies are payable to the mortgagee, such insurance funds when paid, shall be made available for the purpose of repair and restoration as provided in this Lease; and

              (v) The agreement shall be binding upon the Landlord's mortgagee and its prospective heirs, executors, administrators, personal representatives, successors and assigns. Notwithstanding the foregoing, to the extent the Premises are on the date of this Lease subject to a mortgage which does not meet the above requirements, Landlord shall only be required to use its best efforts to obtain an appropriate separate agreement of the mortgagee.

      18. Assignment and Subletting.

         (a) Tenant shall not assign this Lease or sublet any portion of the Premises without first obtaining Landlord's prior written consent thereto, which consent shall not be unreasonably withheld, delayed or conditioned. Tenant's entering into an assignment or sublease shall not release Tenant from its obligations hereunder and no consent to an assignment or subletting shall be deemed to be a consent to any further subletting or assignment. In addition, Tenant shall not convey, mortgage, pledge, encumber or otherwise transfer (collectively, "Pledge"), whether voluntarily or otherwise, this Lease or any interest in or under this Lease. Any attempt by Tenant to assign or Pledge this Lease or sublet the Premises in contravention of the terms of this Lease shall constitute an event of default hereunder.

         (b) If Landlord consents to an assignment of this Lease, each assignee hereunder shall assume and be deemed to have assumed this Lease and should be and remain liable jointly and separately with Tenant for all payments and for the due performance of the terms, covenants, conditions and provisions herein contained on Tenant's part to be observed. No assignment shall be binding upon Landlord, unless the Assignee shall deliver to Landlord an instrument containing a covenant of assumption by the assignee. The failure or refusal of an assignee to execute the same shall not release the assignee from its liability as set forth herein.

         (c) Any consent by Landlord to an assignment or subletting shall not constitute a waiver of strict future compliance by Tenant with the provisions of this Section 18, nor shall it be deemed to release Tenant from the full performance by Tenant of the terms, covenants, provisions or conditions contained in this Lease.

         (d) Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to assign or sublease all or a portion of the Premises, or the leasehold hereunder, to an Affiliate (or a combination of Affiliates) or a Successor of Tenant. For purposes hereof, an "Affiliate" or "Successor" of Tenant is an entity controlling, under common control with or controlled by Tenant, including an entity resulting from a merger or consolidation by Tenant.

Any such Affiliate of Successor of Tenant must expressly assume in writing a pro rata share of Tenant's obligations hereunder in the proportion that the number of square feet of rentable area of the Premises subleased or assigned to such Affiliate or Successor of Tenant bears to the total number of square feet of rentable area in the Premises, without relieving Tenant of any liability hereunder.

      19. Representations, Warranties and Covenants.
         (a) To induce Landlord to enter into this Lease, Tenant represents, warrants and covenants to Landlord as follows:

              i. Valid Organization, Good Standing and Qualification. Tenant is a corporation duly formed, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, has full power and authority to execute, deliver and comply with Lease, and to carry on its business as it is now being conducted.

              ii. Due Authorization; No Legal Restrictions. The execution and delivery by Tenant of this Lease, the consummation of the transactions contemplated by this Lease and the fulfilment and compliance with the respective terms, conditions and provisions of this Lease have been duly authorized by all requisite governance action of Tenant.

              iii. Payment of Obligations. Tenant will pay when due all amounts due hereunder without set off, deduction or counterclaim.

              iv. Payment of Charges. Tenant shall pay all charges incident to this Lease, including, without limitation, all of the Landlord's legal fees in connection with any amendment, assignment of this Lease, any subletting of the Premises and with the enforcement of this Lease.

         (b) Landlord's Representations, Warranties and Covenants. To induce Tenant to enter into this Lease, Landlord represents, warrants and covenants to Tenant as follows:

              i. Valid Organization, Good Standing and Qualification. Landlord is a limited liability company, existing under the laws of the Commonwealth of

Pennsylvania, has full power and authority to execute, deliver and comply with the lease, and to carry on its business as it is now being conducted.

              ii. Due Authorization; No Legal Restrictions. The execution and delivery by Landlord of this Lease, the consummation of the transactions contemplated by this Lease and the fulfillment and compliance with the respective terms, conditions and provisions of this Lease have been duly authorized by all requisite governance action of Landlord.

              iii. No Uncured Notices of Violations. As of the Commencement Date, Landlord has received no notice of violation of any applicable laws, ordinances, rules and regulations of governmental authorities, or if any such notice has been delivered to Landlord, Landlord has corrected such violation.

              iv. No Interference with Use. Landlord warrants and represents to Tenant that to Landlord's knowledge the Premises are not affected by any liens, encumbrances or private restrictions that would interfere with Tenant's use of the Premises as described in Section 4 of this Lease.

              v. Title to Premises. Except for any mortgages, liens, encumbrances, restrictions, obligations and exceptions granted to by Landlord to the Columbia County Industrial Development Authority or Sovereign Bank in connection with Landlord's acquisition of the Premises on the date hereof, Landlord is the owner of Premises, free and clear of any and all liens, encumbrances, restrictions, obligations, and exceptions which would not permit or limit Tenant's use of the Premises for the purpose set forth herein or Tenant's other rights hereunder.

              vi. Structural Components of Premises. The structural components of the Premises, including but not limited to the roof, heating systems, air circulation system, wiring, ventilating systems, electrical system, plumbing system, and lighting system are, as to their major components, in good working order and condition.

      20. Tenant's Certificate. Tenant shall, from time to time within thirty days of any request by Landlord, execute and deliver to Landlord a certificate stating that this Lease is in full force and effect, has not been modified (or, if it has been modified, identifying the modifications), that to Tenant's knowledge no default exists on the part of either Landlord or Tenant (or, if such a default does exist, specifying the default) and specifying the date to which rent and other charges have been paid by Tenant hereunder.

      21. Surrender. At the expiration or earlier termination of the term of this Lease, Tenant shall surrender and deliver possession of the Premises and all improvements and alterations thereto in good condition and repair, in a clean condition, subjection to (a) reasonable wear and tear, (b) damage caused by fire or other casualty and/or (c) damage caused by Landlord.

      22. Signs. Tenant may to the extent and manner allowed by law or public regulation place, erect, maintain or paint signs upon the Premises provided that they are maintained by Tenant in good condition during the term hereof, and Tenant shall remove all signs at the termination of this Lease, repairing any damage caused by the installation and/and or removal thereof. Tenant shall also have the right to install and place an appropriate sign or signs at or near the entrance to the Premises.

      23. Lender's Requirements. Upon request of Tenant or Tenant's assignees or any subtenant, Landlord shall execute and deliver any real estate consent or waiver forms submitted by any vendors, lessors, chattel mortgages, or holders or owners of any trade fixtures, signs, equipment, furniture or other personal property of any kind and description kept on or installed on the Premises setting forth the fact that Landlord waives, in favor of said vendor, lessor, chattel mortgagee, owner or holder any lien, claim, interest or other right therein superior to that of such vendor, lessor, chattel mortgagee, owner or holder. Landlord shall further acknowledge that the property covered by such consent or wavier forms is personal property (if in fact such is the case) and not to become a part of the realty no matter how affixed thereto and that such property may be removed from the Premises by the vendor, lessor, chattel mortgagee, owner or holder at any time upon default in the terms of such chattel mortgage or other similar documents, free and clear of any claim or lien of Landlord.

      24. Notices. All notices to be given to Landlord shall be sent by certified U.S. mail, return receipt requested, or by overnight mail to the following address:

                           JAD ASSOCIATES, LLC
                           111 Presidential Boulevard
                           Suite 240
                           Bala Cynwyd, Pennsylvania 19004
                           Attn: David W. Menard, Member

Notice to Tenant shall be sent by certified U.S. mail, return receipt requested or by overnight mail to:

                           RADO ENTERPRISES, INC.
                           20 Industrial Drive
                           Bloomsburg, Pennsylvania 17815

The party to whom notice is to be given may change the address for the giving of notices by delivering notice of such change to the other party. Notices are to deemed delivered on the date received.

      25. Holding Over. Should Tenant continue to occupy the Premises after expiration of the Term of this Lease, such tenancy shall be one at sufferance from month to month at the terms and conditions otherwise set forth in this Lease.

      26. Broker. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker or finder, and that each party shall indemnify and hold the other harmless if its representation is untrue.

      27. Recordation. This Lease (or an appropriate memorandum thereof) shall be recorded in the appropriate Recorder of Deeds Office by Landlord, at Landlord's sole cost and expense, promptly after the date of the execution and delivery hereof.

      28. Right of First Refusal. Landlord grants to Tenant the right of first refusal to purchase the Premises from Landlord as follows:

              a. In the event Landlord desires to sell the Premises, Landlord shall provide prompt written notice (such notice shall be referred to in this Section

28 as the "Notice") of that desire to Tenant prior to soliciting any offers for purchase. Tenant shall have the right, but not the obligation, within thirty
(30) days after receipt of the Notice, to purchase the Premises on the terms and conditions contained in this Section 28 ("Purchase Option").

         In the event Tenant desires to purchase the Premises, it must provide written notice of that election to Landlord within said thirty (30) day period after the receipt of the Notice. Non-delivery of written acceptance by Tenant within the thirty (30) day period shall be conclusive of the fact that Tenant chooses not to purchase the Premises.

         The written notice shall specify a closing date which shall be no more than one hundred and eighty (180) days after the date of the written notice. Upon the timely exercise of the Purchase Option by Tenant, this Lease, together with the notice from Tenant exercising the Purchase Option, shall also be deemed to be an agreement of sale and purchase between Landlord and Tenant with respect to the Premises without the necessity of any further act or agreement; provided, however, that, pending the consummation of closing for such purchase and sale, this Lease will nevertheless also remain in full force and effect, as a lease, and Tenant will remain obligated to perform all of its obligations under this Lease, including without limitation the obligation to pay rent. Closing on the sale and purchase of the Premises pursuant to this Section 28 shall be held at the offices of the Tenant's counsel. If this Lease shall have been terminated or shall have expired prior to the closing of the sale or prior to the delivery of the Notice by Landlord to Tenant, then the parties shall enter into a customary and reasonable agreement of sale for the Premises incorporating the terms and conditions set forth in this Section 28.

              b. The purchase price ("Purchase Price") for the Premises shall be the fair market value as of the date of the written notice of the exercise of the Purchase Option and shall be paid at closing by wire transfer of immediately available funds to an account designated by Landlord.

         If Landlord and Tenant are unable to agree between themselves on the fair market value of the Premises within twenty (20) days following the exercise of the Purchase Option, then Landlord and Tenant shall agree upon the selection of a qualified appraiser who shall determine the fair market value. The determination of the appraiser shall be binding on the parties. If Landlord and Tenant are unable to agree upon the selection of an appraiser within ten (10) days after the expiration of such twenty day period, then the fair market value shall be determined by two appraisers, one to be chosen by each of the Landlord and Tenant. If either party fails to select an appraiser as required within five
(5) days, the appraiser chosen by the other party shall determine the fair market value. The fair market value as determined by the sole appraiser, or the average of the fair market values as determined by each of the two appraisers, as the case may be, shall be final and binding on the parties. The costs and expenses of the appraiser(s), shall be borne equally by each of Landlord and Tenant.

              c. Title to the Premises shall be conveyed by special warranty deed and shall be insurable as good and marketable by a reputable title insurance company authorized to transact business in the Commonwealth of Pennsylvania pursuant to an ALTA (or successor organization's) standard form of Owner's Policy of Title Insurance then in use in Pennsylvania, subject to the standard exceptions thereof. If Landlord is unable to convey title to the Premises to Tenant at the closing in accordance with the requirements of this
Section 28.c, Tenant shall have the options (i) of taking such title as Landlord is able to convey with abatement of the Purchase Price in the amount of any fixed or ascertainable liens upon the Premises which are not otherwise the obligation of Tenant to discharge under this Lease, or (ii) of terminating Tenant's obligations under this Section 28 only and upon exercise of such termination right, this Section 28 shall be null and void and neither party shall have any obligations under this Section 28, although the remaining terms and conditions of this Lease shall remain in full force and effect as if the Purchase Option had not been exercised.

              d. At closing and as part thereof, rents and other sums payable by Tenant under this Lease shall be apportioned between the parties on a per diem basis as of the date of closing. All rents and other sums which have accrued through the date of closing shall also be paid at closing. All rent and other sums which have been prepaid for periods after closing shall also be so apportioned and credited on the account of the Purchase Price. All real estate transfer taxes payable in connection with the sale and purchase of the Premises shall be paid one-half by Landlord and one-half by Tenant.

              e. The sale and purchase of the Premises shall be made on an "as is", "where is" basis and without any representations or warranties whatsoever being made by Landlord, except as specifically set forth in this Section 28.

              f. If at any time following the exercise by Tenant of the Purchase Option and before closing thereunder any portion of the Premises is destroyed or damaged as a result of fire or other casualty, the rights and obligations of the parties under this Section 28 shall not be affected thereby; provided, however, that if Tenant would otherwise have the right under this Lease to terminate this Lease as a result thereof, Tenant shall also have the right, upon exercise of its right to terminate this Lease, to terminate the Purchase Option.

              g. Landlord states to Tenant that the current zoning classification of the Premises under the zoning code of the jurisdiction in which the Premises are located is ________, and that the use of the Premises for the conduct of a mechanical contracting business as conducted by Tenant prior to the date hereof is permitted under such zoning classification, and that Landlord has received no written notices from any governmental authority having jurisdiction of any uncorrected violation of applicable housing, building, safety or fire ordinances with respect to the Premises.

              h. The parties represent and warrant to each other that neither has dealt with any broker, finder or other intermediary in connection with the sale contemplated by this Section 28, and each agrees to indemnify, defend and hold the other harmless from all claims, demands, causes of action, liabilities and expenses (including attorneys fees) arising from any claims for commissions made by any broker, finder or other intermediary claiming through the indemnifying party. The provisions of this subsection shall survive closing on the purchase and sale of the Premises.

              i. Tenant shall have the right, without Landlord's consent, to assign all or a portion of the Purchase Option to an Affiliate (or a combination of Affiliates) or a Successor of Tenant. For purposes hereof, an "Affiliate" or "Successor" of Tenant is an entity controlling, under common control with or controlled by Tenant, including an entity resulting from a merger or consolidation by Tenant.

              j. The rights of first refusal granted to Tenant in this Section 28 shall be effective during the initial term hereof as well as during any five year Extension Option thereof and shall remain effective for a two year period following the expiration or termination of this Lease for any reason whatsoever.

      29. Quiet Enjoyment.

      Tenant shall peaceably and quietly hold and enjoy the Premises for the term, without hindrance or molestation from Landlord, or anyone claiming by through or under Landlord, under and subject to the terms and conditions of this Lease.

      30. Miscellaneous

         (a) The headings preceding each section of this Lease are for convenience of reference only and shall not affect the construction or meaning of the provisions hereof.

         (b) If any of the provisions of this Lease, or the application thereof to any person or circumstance, shall be determined to be invalid or unenforceable, the parties shall execute an amendment to this Lease incorporating a lawful clause with similar economic consequences so that the respective rights and obligations of the parties shall be maintained. Further, the remainder of this Lease, or the application of any such provision to persons or circumstances other than those to whom or for which such provision was determined to be invalid or unenforceable, shall not be affected by such amendment, and shall be valid and enforceable to the fullest extent permitted by law.

         (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord an satisfaction, and Landlord may accept such check for payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

         (d) This Lease shall be governed in all respects by the Commonwealth of Pennsylvania

         (e) This Lease shall inure to and be binding on the parties hereto, and their respective heirs, successors and assigns (but no rights shall inure to the benefit of any assignee of Tenant, except a Successor or Affiliate, unless Landlord has consented to the assignment, as required under Section 18).

         (f) This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Lease shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected herein as the signatories.

         IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease the day and year first above written.


                                         LANDLORD:

                                         JAD ASSOCIATES, LLC, a
                                         Pennsylvania limited
                                         liability company



                                         By: /S/ David W. Menard
                                             -------------------
                                             David W. Menard, Member



                                         By: /s/ Jacqueline J. Menard
                                             ------------------------
                                             Jacqueline J. Menard, Member

                                         TENANT:

                                         RADO ENTERPRISES, INC.


                                         By: /S/ David W. Menard
                                             -------------------
                                             David W. Menard, Chairman

                                   SCHEDULE 1

                                      Rent

     Initial Term:            For each year of the initial term, at the rate
                              of $120,000.00 per year.

Extension Period:             For each year of any extension  term, at an annual
                              rate  equal  to  (i)  $120,000.00,  times  (ii)  a
                              fraction,  the  numerator  of which is the "Index"
                              (hereinafter   defined)  for  the  calendar  month
                              immediately  preceding  the  commencement  of  the
                              extension  term,  and the  denominator of which in
                              the  Index  for  the  calendar  month  immediately
                              preceding  the  Commencement  Date of the  initial
                              term.  On  or  before  the   commencement  of  any
                              extension term, Landlord shall compute and shall give Tenant written notice of the annual rent therefor.

     As used herein, the "Index" shall mean the Consumer Price Index published by the United States Department of Labor Bureau of Labor Statistics, All Urban Consumer (CPI-U), U.S. City Average, All Items (1982-1984 = 100), or such successor index as most closely thereto reflects changes in the cost of living.

                                   Exhibit "A"

                        Legal Description of the Premises

     ALL THAT CERTAIN piece or parcel of land, lying and being situate in the Township of South Centre, County of Columbia and State of Pennsylvania, and more particularly described as follows, to wit:

     BEGINNING at an iron pin, said pin being located at the southerly corner of Parcel E-3, said parcel recently conveyed by the Columbia County Industrial Development Authority to the Bloomsburg Area Industrial Development Association, Inc., (Foam Fabricators, Inc.);

     THENCE North 60 degrees 02 minutes East 440 feet to an iron pin;

     THENCE South 25 degrees 41 minutes East 367.81 feet to an iron pin set at the northeast corner of lands now or late of Larry Emery;

     THENCE along the northerly boundary line of lands now or late of Larry Emery, Winston Emery, Genieveve Swisher and David L. Schultz South 60 degrees 02 minutes West 354.5 feet to an iron pin;

     THENCE South 61 degrees 37 minutes West 155 feet to an iron pin set;

     THENCE North 25 degrees 41 minutes West 325 feet to an iron pin set;

     THENCE North 32 degrees 09 minutes East 82.12 feet to the point of BEGINNING.

     CONTAINING 4.25 acres more or less.

     This  description is prepared in accordance to a survey performed by George
     R. Evans, P.E., dated June 1, 1988, revised October 24, 1988.

     Subject to any ordinance of the South Centre Township Authorities.